UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

EDISON NATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 New Brunswick Avenue Phillipsburg, New Jersey	08865
(Address of principal executive offices)	(Zip Code)

(610) 829-1039
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Copies to:

Marc J. Adesso

Waller Lansden Dortch & Davis, LLP

511 Union Street, Suite 2700

Nashville, Tennessee 37219

Telephone: (615) 244-6380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On October 24, 2018, Edison Nation, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “SPA”) with a majority of the stockholders (the “Sellers”) of Cloud B, Inc., a California corporation (“Cloud B”). Pursuant to the terms of the SPA, the Company purchased 72.15% of the outstanding capital stock of Cloud B in exchange for consideration of 489,293 shares of restricted common stock of the Company. In addition, the Company entered into an Earn Out Agreement with the Sellers, whereby the Company will pay the Sellers an amount equal to 8% multiplied by the annual gross sales of Cloud B, as reduced by the total gross sales generated in 2018. The Earn Out Agreement expires on December 31, 2021.

The Company believes that the SPA and the Earn Out Agreement contain customary representations, warranties, and covenants by the Company and the Sellers. The SPA also provides for the survival of certain indemnification rights following the closing of the transaction that the Company believes are customary for a transaction of this nature, subject to certain limitations set forth in the SPA.

The foregoing description of the SPA (and the Earn Out Agreement, which is included as an exhibit to the SPA) does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA (and the aforementioned Earn Out Agreement, which is included as an exhibit to the SPA), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 30, 2018, the Company issued a press release announcing its successful acquisition of Cloud B. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Company’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Stock Purchase Agreement with Certain Shareholders of Cloud B, Inc. dated October 24, 2018
99.1	Press Release dated October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 30, 2018

EDISON NATION, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer